CNH Wholesale Master Note Trust

Wholesale Asset Backed Notes, Series 2003-1, 2003-2 and 2003-3

Monthly Servicing Report

Collection Period	15
Settlement Period Begin Date	12/1/2004
Settlement Period End Date	12/31/2004
Distribution Date	1/18/2005

Portfolio Information	End Of Period	Beginning Of Period

1. Balances
Pool Balance	1,809,836,129.38	1,869,276,628.87
Adjusted Pool Balance	1,782,688,587.44	1,841,237,479.44
Required Pool Balance	1,782,098,685.61	1,840,318,400.07

Trust Available Subordinated Amount	190,769,005.61	193,348,720.07
Required Subordinated Amount	190,769,005.61	193,348,720.07
Incremental Subordinated Amount	29,918,552.01	25,743,466.47
Transferor Amount	244,338,168.86	264,245,611.45

2. Portfolio Composition
Top 3 dealers
0-90 days past due (0 = current)	141,900,840.39	143,719,707.65
91+ day past due receivable balance	9,488.00	18,112.06
Total	141,910,328.39	143,737,819.71
Rest of the dealers
0-90 days past due (0 = current)	75,810,071.01	72,942,016.42
91+ day past due receivable balance	0.00	27,033.44
Total	75,810,071.01	72,969,049.86
Used Equipment
0-90 days past due (0 = current)	276,423,760.72	264,443,259.50
91+ day past due receivable balance	1,321,950.08	1,490,749.01
Total	277,745,710.80	265,934,008.51
Rental Equipment
0-90 days past due (0 = current)	160,481,133.77	163,149,662.07
91+ day past due receivable balance	193,004.79	167,721.83
Total	160,674,138.56	163,317,383.90

3. Overconcentrations
Dealer Overconcentration Amount due to 2.25% limit on top 3 dealers	32,218,113.24	26,574,107.49
Dealer Overconcentration Amount due to 2.00% limit on the rest of the dealers	0.00	0.00
Used Equipment Overconcentration Amount (40% limit)	0.00	0.00
Rental Overconcentration Amount due to 12% limit on rental receivables	0.00	0.00

4. Ineligible Receivables
Ineligible Receivables (excluding Overconcentration amounts)	0.00	0.00
Aggregate Amount of Ineligible Receivables re-assigned to the transferor	0.00	0.00

Current Month Activity

1. Trust Principal Receivables
Aggregate Principal Collections	533,218,786.05
New Principal Receivables	526,287,179.93
Receivables Added for Additional Accounts	871,671.53
Net Loss	1,382,474.79
Monthly Dilution Amount	51,126,418.58
Principal Recoveries	0.00

2. Principal Collections
Aggregate Principal Collections	533,218,786.05
Reallocated Yield Amount	7,998,281.79
Series Allocable Principal Collections	525,220,504.26
Principal Allocation Percentage of Series Allocable Principal Collections	94.10%

3. Non-principal Collections
Interest Collections	9,495,907.81
Reallocated Yield Amount	7,998,281.79
Series Allocable Interest Collections	17,494,189.60
Floating Allocation Percentage of Series Allocable Interest Collections	94.10%

4. Investment Proceeds
Collection Account Investment Earnings	692.95
Reserve Account Investment Earnings	26,538.08
Principal Funding Account Investment Earnings	0.00
Interest Funding Account Investment Earnings	11,192.09
Excess Funding Account Investment Earnings	0.00
Aggregate Investment Proceeds	38,423.12

5. Miscellaneous Payments to the issuer
Adjustment Payment	0.00
Transferor Deposit Amount	0.00

Portfolio Performance

1. Portfolio Aging
Current	1,795,980,398.17
1-30 days past due	1,983,990.92
31-60 days past due	6,515,925.57
61-90 days past due	1,861,714.07
91-120 days past due	1,518,921.02
120+ days past due	1,975,179.63
Total	1,809,836,129.38

2. Sold Out of Trust
0-90 days past due (0 = current)	204,446.94
91+ day past due receivable balance	175,685.00
Total	380,131.94

CNH Wholesale Master Note Trust

Wholesale Asset Backed Notes, Series 2003-1, 2003-2 and 2003-3

Monthly Servicing Report

Collection Period	15
Settlement Period Begin Date	12/1/2004
Settlement Period End Date	12/31/2004
Distribution Date	1/18/2005

Early Amortization Events

1. Failure by the Servicer to :
a. Make a payment or deposit required by the TSA(1).	N
b. To deliver a Payment Date Statement on the date required under the TSA(1)	N
c. To comply with its agreement not to create a lien on a receivable.	N
d. To observe other agreements in the TSA(1)	N
2. Material breach of certain representations, warranties or covenants not cured within 60 days.	N
3. Occurrence of an Insolvency Event relating to CNH Global N.V., Case, LLC or New Holland North America, Inc.	N
4. Failure to convey Receivables in Additional Accounts with 5 business days.	N

5. Available Subordinated Amount less than Required Subordination amount provided that reductions in Available Subordinated Amount used to pay interest due to LIBOR being equal to or greater than PRIME for 30 consecutive days.

N
6. Servicer Default.	N
7. Issuer becomes an ‘Investment Company’.	N
8. Events of Default under the indenture
a. Issuer’s failure to pay interest on any note for 35 days.	N
b. Issuer’s failure to pay the stated principal amount by its legal final maturity date.	N
c. Issuer becomes bankrupt.	N

Is the Trust Available Subordination Amount less than the Transferor Amount?	N
Is the Adjusted Pool Balance less than the Required Pool Balance?	N
Is the balance in the Excess Funding Account greater than 30% of Adjusted Pool Balance in the last 3 consecutive collection periods?	N
Is the 3 month average of the Monthly Payment Rate less than 14%?	N

Early Amortization Event Triggered	N

Reconciliation

1. Reconciliation Of Collection Account
Transfers Into Collection Account
Principal Collections	533,218,786.05
Interest Collections	9,495,907.81
Principal Recoveries	0.00
Reserve Account Draw	0.00
Reserve Account deposits due to VFN Draws	0.00
Excess Funding Account Draw	0.00
Principal Funding Account Draw	0.00
Investment Proceeds	38,423.12
Available Subordinated Amount Draws	0.00
Adjustment Payment	0.00
Transferor Deposit Amount	0.00
Total Transfers into Collection Account	542,753,116.98
Transfers From Collection Account
Required Interest Payment Distribution to Noteholder	4,001,959.68
Principal Paid	52,000,000.00
Commitment Fees Paid	48,166.67
Claims for Application Paid	0.00
Reserve Account Deposit Amount	0.00
Excess Funding Account Deposit	0.00
Principal Funding Account Deposit	0.00
Servicing Fees	1,282,686.67
To CNH	485,420,303.97
Total Transfers from Collection Account	542,753,116.98
Difference	0.00

2. Reconciliation of Excess Funding Account
Beginning Balance of Excess Funding Account	0.00
Transfers Into Excess Funding Account
Additions in connection with a reduction in Receivables	0.00
Additions in connection with a reduction in Available Subordination Amount	0.00
Excess Funding Account Investment Income	0.00
Total Transfers into Excess Funding Account	0.00
Distributions From Excess Funding Account
Transfer of Investment Income to Collection Account	0.00
Transfers to Principal Funding Account	0.00
Transfers to Residual Holder	0.00
Total Transfers from Excess Funding Account	0.00
Ending Balance	0.00

(1)           Transfer and Servicing Agreement

CNH Wholesale Master Note Trust

Wholesale Asset Backed Notes, Series 2003-1

Monthly Servicer Report

Collection Period	15
Settlement Period Begin Date	12/1/2004
Settlement Period End Date	12/31/2004
Distribution Date	1/18/2005

Period	Revolving Period

	Orig.	Current		Interest
	Balance	Balance	Coupon	Paid	Principal Paid
A	485,787,000.00	485,787,000.00	2.60250%	1,194,023.96	0.00
B	35,825,000.00	35,825,000.00	3.15250%	106,663.96	0.00

Allocation Percentages
Floating Allocation Percentage	31.57%
Principal Allocation Percentage	31.57%

Required Payments
Series 2003-1 Monthly Interest & Interest Shortfall	1,300,687.93
Monthly Servicing Fee	434,676.67
Controlled Accumulation Amount	0.00
Total Required Payments	1,735,364.59

Series 2003-1 Share of Available Funds
Interest Collections	5,523,911.38
Principal Collections	165,835,438.65
Reserve Account Investment Proceeds	8,925.91
Principal Funding Account Investment Proceeds	0.00
Interest Funding Account Investment Proceeds	3,581.17
Reserve Account Draw Amount	0.00
Subordinated Draw Amount	0.00
Draws from the Series Share of the Excess Funding Account	0.00
Excess Interest Collections from Other Series	0.00
Excess principal Collections from Other Series	0.00
Draws from Principal Funding Account	0.00
Total Available Funds	171,371,857.12

Current Period Payments
Series 2003-1Monthly Interest and Past Interest Shortfall	1,300,687.93
Servicing Fee	434,676.67
Reimbursement of Chargeoffs & Monthly Dilution	436,508.69
Controlled Deposit Amount	0.00
Principal Paid	0.00
Reserve Account Deposit Amount	0.00
Reinstate reductions in Series 2003-1 Available Subordinated Amount	0.00
Reinstate reductions in Collateral Amount	0.00
Excess Interest Collections made available to other series	3,364,545.18
Excess Principal Collections made available to other series	166,271,947.34
Total Payments	171,808,365.80

Current Period Interest Shortfall
Series 2003-1Monthly Interest Shortfall	0.00
Servicing Fee Shortfall	0.00
Controlled Deposit Amount Shortfall	0.00

Collateral Amount
Beginning Collateral Amount	521,612,000.00
Reductions to Collateral Amount	0.00
Reinstatements due to previous reductions	0.00
Ending Collateral Amount	521,612,000.00

Chargeoffs & Dilutions
Series share of Charge-off and Monthly Dilution amount	436,508.69
Reimbursement of Chargeoffs & Monthly Dilution	436,508.69
Reduction to the Collateral Amount due to Chargeoffs	0.00

Reconciliation of Principal Funding Account
Beginning Balance of Principal Funding Account	0.00
Transfers Into Principal Funding Account
Transfer from Excess Funding Account (Deposits)	0.00
Transferred from Noteholder Principal Collections	0.00
Principal Funding Account Investment Income	0.00
Controlled Deposit Amount	0.00
Total Transfers and Beginning Balance
Distributions From Principal Funding Account
Transfer of Investment Income to Collection Account	0.00
Principal payment to Noteholders	0.00
Total Transfers from Principal Funding Account	0.00
Ending Balance	0.00

Reconciliation of Reserve Fund
Beginning Balance of Reserve Fund	5,216,120.00
Transfers Into Reserve Fund
Transfer from Excess Interest Collections	0.00
Transferred from Noteholder Principal Collections	0.00
Reserve Fund Investment Income	8,925.91
Total Transfers into Reserve Fund	8,925.91
Total Transfers and Beginning Balance
Distributions From Reserve Fund
Transfer of Investment Income to Collection Account	8,925.91
Non-principal payment to Noteholders	0.00
Total Transfers from Reserve Fund	8,925.91
Ending Balance	5,216,120.00

Reconciliation Of Collection Account for Series 2003-1
Transfers Into Collection Account
Transfer of Daily Noteholder Collections plus investment proceeds	171,371,857.12
Investor Default Amount (included in transfer of daily noteholder collections)	436,508.69
Reserve Account Draw	0.00
Excess Funding Account Draw	0.00
Principal Funding account Draw	0.00
Available Subordinated Amount Draws	0.00
Excess Principal Collections from other Series	0.00
Excess Interest Collections from other Series	0.00
Total Transfers into Collection Account	171,808,365.80
Transfers From Collection Account
Required Interest Payment Distribution to Noteholder	1,300,687.93
Chargeoff reimbursements	436,508.69
Reserve Account Deposit Amount	0.00
Principal Funding Account Deposit	0.00
Principal Paid to Noteholders	0.00
Servicing Fees	434,676.67
Reduction to the Collateral Amount	0.00
Total Excess Collections made available to other Series	169,636,492.52
Total Transfers from Collection Account	171,808,365.80
Difference	0.00

CNH Wholesale Master Note Trust

Wholesale Asset Backed Notes, Series 2003-2

Monthly Servicer Report

Collection Period	15
Settlement Period Begin Date	12/1/2004
Settlement Period End Date	12/31/2004
Distribution Date	1/18/2005

Period	Revolving Period

	Orig.	Current		Interest
	Balance	Balance	Coupon	Paid	Principal Paid
A	485,787,000.00	485,787,000.00	2.70250%	1,239,903.85	0.00
B	35,825,000.00	35,825,000.00	3.40250%	115,122.64	0.00

Allocation Percentages
Floating Allocation Percentage	31.57%
Principal Allocation Percentage	31.57%

Required Payments
Series 2003-2 Monthly Interest & Interest Shortfall	1,355,026.49
Monthly Servicing Fee	434,676.67
Controlled Accumulation Amount	0.00
Total Required Payments	1,789,703.16

Series 2003-2 Share of Available Funds
Interest Collections	5,523,911.38
Principal Collections	165,835,438.65
Reserve Account Investment Proceeds	8,925.49
Principal Funding Account Investment Proceeds	0.00
Interest Funding Account Investment Proceeds	3,544.30
Reserve Account Draw Amount	0.00
Subordinated Draw Amount	0.00
Draws from the Series Share of the Excess Funding Account	0.00
Excess Interest Collections from Other Series	0.00
Excess principal Collections from Other Series	0.00
Draws from Principal Funding Account	0.00
Total Available Funds	171,371,819.83

Current Period Payments
Series 2003-2Monthly Interest and Past Interest Shortfall	1,355,026.49
Servicing Fee	434,676.67
Reimbursement of Chargeoffs & Monthly Dilution	436,508.69
Controlled Deposit Amount	0.00
Principal Paid	0.00
Reserve Account Deposit Amount	0.00
Reinstate reductions in Series 2003-2 Available Subordinated Amount	0.00
Reinstate reductions in Collateral Amount	0.00
Excess Interest Collections made available to other series	3,310,169.33
Excess Principal Collections made available to other series	166,271,947.34
Total Payments	171,808,328.51

Current Period Interest Shortfall
Series 2003-1Monthly Interest Shortfall	0.00
Servicing Fee Shortfall	0.00
Controlled Deposit Amount Shortfall	0.00

Collateral Amount
Beginning Collateral Amount	521,612,000.00
Reductions to Collateral Amount	0.00
Reinstatements due to previous reductions	0.00
Ending Collateral Amount	521,612,000.00

Chargeoffs & Dilutions
Series share of Charge-off and Monthly Dilution amount	436,508.69
Reimbursement of Chargeoffs & Monthly Dilution	436,508.69
Reduction to the Collateral Amount due to Chargeoffs	0.00

Reconciliation of Principal Funding Account
Beginning Balance of Principal Funding Account	0.00
Transfers Into Principal Funding Account
Transfer from Excess Funding Account (Deposits)	0.00
Transferred from Noteholder Principal Collections	0.00
Principal Funding Account Investment Income	0.00
Controlled Deposit Amount	0.00
Total Transfers and Beginning Balance
Distributions From Principal Funding Account
Transfer of Investment Income to Collection Account	0.00
Principal payment to Noteholders	0.00
Total Transfers from Principal Funding Account	0.00
Ending Balance	0.00

Reconciliation of Reserve Fund
Beginning Balance of Reserve Fund	5,216,120.00
Transfers Into Reserve Fund
Transfer from Excess Interest Collections	0.00
Transferred from Noteholder Principal Collections	0.00
Reserve Fund Investment Income	8,925.49
Total Transfers into Reserve Fund	8,925.49
Total Transfers and Beginning Balance
Distributions From Reserve Fund
Transfer of Investment Income to Collection Account	8,925.49
Non-principal payment to Noteholders	0.00
Total Transfers from Reserve Fund	8,925.49
Ending Balance	5,216,120.00

Reconciliation Of Collection Account for Series 2003-2
Transfers Into Collection Account
Transfer of Daily Noteholder Collections plus investment proceeds	171,371,819.83
Investor Default Amount (included in transfer of daily noteholder collections)	436,508.69
Reserve Account Draw	0.00
Excess Funding Account Draw	0.00
Principal Funding account Draw	0.00
Available Subordinated Amount Draws	0.00
Excess Principal Collections from other Series	0.00
Excess Interest Collections from other Series	0.00
Total Transfers into Collection Account	171,808,328.51
Transfers From Collection Account
Required Interest Payment Distribution to Noteholder	1,355,026.49
Chargeoff reimbursements	436,508.69
Reserve Account Deposit Amount	0.00
Principal Funding Account Deposit	0.00
Principal Paid to Noteholders	0.00
Servicing Fees	434,676.67
Reduction to the Collateral Amount	0.00
Total Excess Collections made available to other Series	169,582,116.67
Total Transfers from Collection Account	171,808,328.51
Difference	0.00